SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 13, 2004


                             AMSOUTH BANCORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                   1-7476                  63-0591257
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           File Number)           Identification No.)

                                 AMSOUTH CENTER
                             1900 FIFTH AVENUE NORTH
                            BIRMINGHAM, ALABAMA 35203
          (Address, including zip code, of principal executive office)

       Registrant's telephone number, including area code: (205) 320-7151



                                 Not applicable
         (Former name or former address, if changed since last report.)

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Item 12.    Results of Operations and Financial Condition
            ---------------------------------------------

     On January 13, 2004 AmSouth Bancorporation issued a press release announcing its preliminary results of operations for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. Supplemental financial information for the quarter and year ended December 31, 2003 is included as Exhibit 99.2 and may also be found on AmSouth's website at www.amsouth.com. In accordance with general instruction B.6 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMSOUTH BANCORPORATION


                                             By:    Carl L. Gorday
                                                    ----------------------------
                                             Name:  Carl L. Gorday
                                             Title: Assistant Secretary


Date:    January 13, 2004





                                  Exhibit Index



  Exhibit No.          Exhibit
  -----------          -------

    99.1               Press Release of January 13, 2004
    99.2               Supplemental Financial Information